UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): March 23, 2021

NORTHERN GENESIS ACQUISITION CORP. III

(Exact Name of Registrant as Specified in Charter)

Delaware	001-39881	86-1484719
(State of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

4801 Main Street, Suite 1000 Kansas City, MO	64112
(Address of principal executive offices)	(Zip Code)

(816) 514-0324a
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock and one-quarter of one redeemable warrant	NGC.U	New York Stock Exchange
Common Stock, par value $0.0001 per share	NGC	New York Stock Exchange
Warrants, each whole warrant exercisable for one share of common stock at an exercise price of $11.50 per share	NGC.WS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01. Entry into a Material Definitive Agreement.

On March 23, 2021, the Registration Statement on Form S-1 (SEC File No. 333-253234) (the “Registration Statement”) relating to the initial public offering (“IPO”) of units (the “Units”) of Northern Genesis Acquisition Corp. III (the “Company”).

On March 26, 2021, the Company consummated the IPO of 15,000,000 Units. Each Unit consists of one share of common stock of the Company, par value $0.0001 per share (“Common Stock”), and one-quarter of one redeemable warrant of the Company (a “Warrant”), with each whole Warrant entitling the holder thereof to purchase one share of Common Stock for $11.50 per share, subject to adjustment. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $150,000,000. Pursuant to the Underwriting Agreement, the Company has granted the underwriters a 45-day option to purchase up to 2,250,000 additional Units solely to cover over-allotments, if any.

In connection with the IPO, the Company entered into the following agreements, forms of which were previously filed as exhibits to the Company’s Registration Statements for the IPO:

●	An Underwriting Agreement, dated March 23, 2021, by and among the Company and Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC and TD Securities (USA) LLC, as representatives of the underwriters named therein, a copy of which is attached as Exhibit 1.1 hereto and incorporated herein by reference.
●	A Warrant Agreement, dated March 23, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as warrant agent, a copy of which is attached as Exhibit 4.1 hereto and incorporated herein by reference.
●	Letter Agreements, dated March 23, 2021, by and between the Company and each of its officers and its directors, ”), a copy of the form of which is attached as Exhibit 10.1.1 hereto and incorporated herein by reference, and a Letter Agreement, dated March 23, 2021, by and between the Company and the Company’s sponsor, Northern Genesis Sponsor III LLC (the “Sponsor”), a copy of which is attached as Exhibit 10.1.2 hereto and incorporated herein by reference.
●	An Investment Management Trust Agreement, dated March 23, 2021, by and between the Company and Continental Stock Transfer & Trust Company, as trustee, a copy of which is attached as Exhibit 10.2 hereto and incorporated herein by reference.
●	A Registration Rights Agreement, dated March 23, 2021, by and among the Company and certain investors, a copy of which is attached as Exhibit 10.3 hereto and incorporated herein by reference.
●	A Private Warrant Purchase Agreement, dated March 23, 2021, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.4 hereto and incorporated herein by reference.
●	Administrative Support Agreement, dated March 23, 2021, by and between the Company and the Sponsor, a copy of which is attached as Exhibit 10.5 hereto and incorporated herein by reference.
●	Indemnification Agreement, dated March 23, 2021, between the Company and each director and officer of the Company, the form of which is attached as Exhibit 10.6 hereto and incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

On March 26, 2021, simultaneously with the closing of the IPO of the Company and pursuant to the Private Warrants Purchase Agreement, the Company completed the private sale of 3,166,667 warrants (the “Private Warrants”) at a purchase price of $1.50 per Private Warrant to Sponsor, generating gross proceeds to the Company of $4,750,000. The Private Warrants are identical to the warrants sold as part of the Units in the IPO, except that the Private Warrants will be non-redeemable for cash by the Company and will be exercisable on a cashless basis so long as they are held by Sponsor or its permitted transferees. Sponsor has agreed not to transfer, assign or sell any of the Private Warrants (except to certain permitted transferees) until 30 days after the completion of the Company’s initial business combination. The issuance of the Private Warrants was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act.

Item 5.03. Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

On March 23, 2021, the Company’s filed its Amended and Restated Certificate of Incorporation (as so amended, the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware, effective the same day. A description of the Certificate of Incorporation is contained in the section of the prospectus, dated March 23, 2021 pursuant to Rule 424(b) under the Securities Act (the “Prospectus”), entitled “Description of Securities” and is incorporated herein by reference. The description is qualified in its entirety by reference to the full text of the Certificate of Incorporation, which is attached as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated into this Item 5.03 by reference.

Item 8.01. Other Events.

A total of $150,000,000, comprised of $147,000,000 of the proceeds from the IPO (which amount includes $5,250,000 of the underwriter’s deferred underwriting commissions) and $3,000,000 of the proceeds of the sale of the Private Warrants, was placed in a U.S.-based trust account maintained by Continental Stock Transfer & Trust Company, acting as trustee. Except with respect to interest earned on the funds held in the trust account that may be released to the Company to pay its tax obligations, the proceeds will not be released from the trust account until the earliest to occur of: (i) completion of an initial business combination; (ii) the redemption of any public shares properly submitted in connection with a stockholder vote to amend the Certificate of Incorporation (A) to modify the substance or timing of the Company’s obligation to allow redemption in connection with its initial business combination and certain amendments to the Certificate of Incorporation or to redeem 100% of our public shares if the Company does not complete the initial business combination within 24 months of the closing of the IPO or (B) with respect to any other provisions that specifically apply only to the period prior to the consummation of the Company’s initial business combination; and (iii) the redemption of the Company’s public shares if it is unable to complete an initial business combination within 24 months from the closing of the IPO.

On March 26, 2021, the Company issued a press release announcing the closing of the IPO, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Exhibit
1.1	Underwriting Agreement between the Company, Morgan Stanley & Co. LLC, Wells Fargo Securities, LLC and TD Securities (USA) LLC, as representatives of the underwriters.
3.1	Amended and Restated Certificate of Incorporation
4.1	Warrant Agreement between Continental Stock Transfer & Trust Company and the Company
10.1.1	Form of Letter Agreement between the Company and each director and officer
10.1.2	Letter Agreement between the Company and the Sponsor
10.2	Investment Management Trust Agreement between Continental Stock Transfer & Trust Company and the Company
10.3	Registration Rights Agreement between the Company and certain securityholders
10.4	Private Warrant Subscription Agreement between the Company and the Sponsor
10.5	Administrative Services Agreement between the Company and the Sponsor
10.6	Form of Indemnification Agreement
99.1	Press Release, dated March 26, 2021

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: March 29, 2021

NORTHERN GENESIS ACQUISITION CORP. III

	By:	/s/ Ken Manget
		Name:	Ken Manget
		Title:	Chief Financial Officer

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